UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
 ____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

January 28, 2009
Date of Report (Date of earliest event reported)
___________________________________________________________

Non-Invasive Monitoring Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

Florida	0-13176	59-2007840
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

4400 Biscayne Boulevard, Suite 680
Miami, Florida 33137
(Address of principal executive offices) (Zip Code)

(305)-861-0075
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

Item 3.02 is hereby incorporated by reference.

Item 3.02	Unregistered Sales of Equity Securities

On January 28, 2009 we completed the sale (the “Offering”) of an aggregate of 1,400 shares of our Series D Preferred Stock (the “Series D Preferred Stock”) at a price of $1,500 per share, to certain private investors (collectively, the “Investors”) for aggregate proceeds of $2,100,000 pursuant to Stock Subscription Agreements accepted by us on that date.  There were no underwriting discounts or commissions paid in respect of the Offering.  We had previously issued Series D Preferred Stock in offerings in April and December 2008.

Frost Gamma Investments Trust, beneficial owner (prior to the Offering) of approximately 20% of our common stock invested $1,050,000 in the Offering and acquired 700 shares of Series D Preferred Stock.  Frost Gamma Investments Trust paid for its investment from available funds.

Hsu Gamma Investment L.P., an entity of which our Chairman Jane Hsiao, PhD is general partner, invested $1,050,000 in the Offering and acquired 700 shares of Series D Preferred Stock.  Prior to the Offering, Dr. Hsiao was a beneficial owner of more than 6% of our common stock.  Hsu Gamma Investment L.P. paid for its investment from available funds.

Each holder of a share of the Series D Preferred Stock has the right, at any time, to convert such share of Series D Preferred Stock into shares of our common stock at an initial rate of 5,000 shares of common stock per share of Series D Preferred Stock.

We issued the Series D Preferred Stock in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended and/or Regulation D promulgated under the Securities Act of 1933. The Investors have each represented to the Registrant that such person was an accredited investor as defined in Rule 501(a) of the Securities Act of 1933 and that the Series D Preferred Stock was being acquired for investment purposes.

The form of Stock Subscription Agreement was previously filed as Exhibit 10.1 to our Form 8-K filed on December 4, 2008.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

10.1	Form of Subscription Agreement (incorporated by reference from Exhibit 10.1 to Form 8-K filed on December 4, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NON-INVASIVE MONITORING SYSTEMS, INC.

By:	/s/ Adam S. Jackson
Name: Adam S. Jackson
Title: Chief Financial Officer

Date:   January 29, 2009

Exhibit Index

Exhibit Number	Description

10.1	Form of Subscription Agreement (incorporated by reference from Exhibit 10.1 to Form 8-K filed on December 4, 2008).